UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: June 30, 2022

THE CASTLE GROUP, INC.

(Exact name of registrant as specified in its charter)

N/A

(Former name or address, if changed since last report)

Utah	000-23338	99-0307845
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Ala Moana Boulevard, 3 Waterfront Plaza, Suite 555

Honolulu, Hawaii 96813

(Address of Principal Executive Offices, Including Zip Code)

(808) 524-0900

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

FORWARD LOOKING STATEMENTS

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements in this Current Report. We cannot assure you that the forward-looking statements in this Current Report will prove to be accurate, and therefore, prospective investors are encouraged not to place undue reliance on forward-looking statements. You should carefully read this Current Report completely, along with the attached Exhibits and it should be read and considered with all other historical reports filed by us with the United States Securities and Exchange Commission (the “SEC”). Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

See Section 2, Item 2.01.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

Effective as of June 30, 2022, The Castle Group, Inc., a Utah corporation (the “Company”), and GONZ Holdings, LLC, a Hawaii limited liability company (“GONZ”), entered into a Debt Restructuring Agreement that included an amendment (together, the “Agreement”), copies of which are filed herewith collectively as Exhibit 10.1 in Section 9, Item 9.01 hereof and are incorporated herein by reference. This summary should be considered in reference to this Exhibit.

Pursuant to the Agreement, GONZ exchanged $2,400,000 of the indebtedness owed to it by the Company for 55% of the shares of our wholly-owned subsidiary, Castle Resorts & Hotels, Inc., a Hawaii corporation (“Castle Hawaii”), with GONZ and the Company to share in the profits of Castle Hawaii in accordance with their respective percentages of ownership, with annual distributions to the Company, unless and to the extent such profits are required to fund the operations of Castle Hawaii. Pursuant to the Agreement, the interest rate on the remaining $2,400,000 owed to GONZ was reduced from 12% to 6.5%, compounded annually, and the payment of principal and accrued interest was deferred until June 30, 2025. The Agreement also contains customary representations and warranties, conditions to the closing, limited indemnification provisions and other customary miscellaneous provisions. The Company’s management has been advised that no tax liability will result to the Company as a result of this transaction.

The remaining amounts owed to GONZ are secured by a pledge of the Company’s remaining shares in Castle Hawaii and a mortgage on the condominium units in the “Spencer on Byron” condominium project owned by Mocles Holdings Limited, a New Zealand company (“Mocles”), which also is a wholly-owned subsidiary of the Company. The condominium units owned by Mocles consist of the ground floor, first floor and related portions of the Spencer on Byron condominium project in Takapuna, New Zealand, which are leased by the Company’s wholly-owned subsidiary, NZ Castle Resorts & Hotels Limited, a New Zealand company (“NZ Castle”), for use in connection with its operation of a hotel rental program at the Spencer on Byron.

The Company’s indebtedness arose in connection with the Agreement for the Sale and Purchase of Shares of Mocles Holdings Limited dated December 24, 2004, as amended (the “2004 Mocles Shares Purchase Agreement”), pursuant to which NZ Castle agreed to purchase the shares of Mocles. The entire purchase price of NZ $12,000,000 (approximately US $8,400,000) was financed by the owner of Mocles and was fully guaranteed by the Company.

On December 4, 2018, the Spencer on Byron Trustee Company Limited, a New Zealand company, as Trustee of the Podium Trust, sold the shares of Mocles and its other rights under the 2004 Mocles Shares Purchase Agreement and related documents to GONZ. The sole member and manager of GONZ is the majority owner of the entities which own two hotels managed by the Company through Castle Hawaii, which generate approximately 38% of the Company’s room revenue.

Since 2004, NZ Castle’s rental program at the Spencer on Byron has not generated sufficient income to pay the amounts owed pursuant to the 2004 Mocles Shares Purchase Agreement and the maturity date of the indebtedness owed pursuant to that agreement was extended on multiple occasions. As of December 31, 2019, NZ Castle and the Company still owed approximately NZ $6,545,699 (US $4,407,873) to GONZ in connection with the 2004 Mocles Shares Purchase Agreement.

In that neither Castle NZ or the Company had the ability to pay the amounts owed to GONZ, the Company and GONZ agreed in principle in December, 2019, that the Company would exchange shares in Castle Hawaii for at least one-half of the indebtedness owed to GONZ. The Company and GONZ selected GMK Consulting, LLC, an independent business valuation company based in Honolulu, Hawaii, to determine the fair value of the shares of Castle Hawaii. Due to the Covid pandemic, the valuation project was not finalized until November, 2021. The independent directors of the Company then retained counsel to represent it in connection with the proposed exchange and after extensive negotiations and a thorough review of the Company’s finances, business prospects, competition and ways that the Company might otherwise deal with the indebtedness owed to GONZ, approved the Agreement with GONZ, with a closing date of June 30, 2022.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Debt Restructuring Agreement with GONZ Holdings, LLC, effective June 30, 2022.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CASTLE GROUP, INC.

Date: October 20, 2022	By:	/s/ Miles Moriyama
Miles Moriyama
Secretary